                                                                               .
                                                                               .
                                                                               .

                                                                   EXHIBIT 21.01

                          VERITAS SOFTWARE CORPORATION
                         SUBSIDIARIES OF THE REGISTRANT

                                                                       JURISDICTION
LEGAL NAME                                                           OF INCORPORATION
VERITAS Operating Corporation                                             Delaware
VERITAS Software Investment Company                                       Delaware
VERITAS Software Technology Corporation                                   Delaware
VERITAS Software Technology Holding Corporation                           Delaware
VERITAS Software Global LLC                                               Delaware
VERITAS Software Global Holdings LLC                                      Delaware
VERITAS Software Foundation                                               California
VERITAS Travel LLC                                                        Delaware
Telebackup Holdings, Inc.                                                 Delaware
Telebackup Exchangeco Inc.                                                Canada
New Telebackup Systems Inc.                                               Canada
Precise Software Solutions, Inc.                                          Delaware
Precise Software Solutions, Ltd.                                          Israel
Precise Software Solutions GMBH                                           Germany
Precise Software Solutions Europe B.V.                                    Netherlands
Precise Software Solutions SAS                                            France
Precise Software Solutions Benelux B.V.                                   Netherlands
Precise Software Solutions (UK) Limited                                   United Kingdom
Precise Software Solutions Australia Pty Limited                          Australia
Precise Software Solutions Japan K.K.                                     Japan
W. Quinn, Inc.                                                            Delaware
W. Quinn Associates B.V.                                                  Netherlands
W. Quinn Associates Asia Pacific SDN                                      Malaysia
The Middleware Company                                                    Delaware
The Kernel Group Incorporated                                             Delaware
The Kernel Group SPRL                                                     Belgium
VERITAS Software France SA                                                France
VERITAS Software Holdings Ltd.                                            Ireland
Armour Software Ltd.                                                      Cyprus
VERITAS Software International Limited                                    Ireland
VERITAS Software Corporation (UK) Limited                                 United Kingdom
VERITAS Software Limited                                                  United Kingdom
VERITAS Software Argentina S.A.                                           Argentina
VERITAS Software PTY Ltd.                                                 Australia
VERITAS Software GmbH                                                     Austria
VERITAS FSC, INC.                                                         Barbados
VERITAS Software Corporation Belgium S.A.                                 Belgium
VERITAS Software Brasil Ltda.                                             Brazil
VERITAS Software (Cayman) Ltd.                                            Caymans
VERITAS Software (Canada) Inc. - Logiciel VERITAS (Canada) Inc.           Canada
VERITAS Software Canadian Support Company                                 Canada
VERITAS Software Corporation ApS                                          Denmark
VERITAS Software Finland Oy                                               Finland
Prassi Europe SAS                                                         France
VERITAS Software GmbH                                                     Germany
VERITAS Software Hong Kong Limited                                        Hong Kong
VERITAS Software Global Holdings LLC, Sucursal Costa Rica                 Costa Rica
VERITAS Software India PVT. LTD.                                          India
VERITAS Software Solutions Private Limited                                India
VERITAS Software (Israel) LTD.                                            Israel

VERITAS Software Corporation Italy S.R.L.                                 Italy
VERITAS Software K.K.                                                     Japan
VERITAS Software Korea Ltd.                                               Korea
VERITAS Software Malaysia SDN.BHD.                                        Malaysia
VERITAS Software Mexico S.A. de C.V.                                      Mexico
VERITAS Software Benelux B.V.                                             Netherlands
VRTS Software Corporation AS                                              Norway
VERITAS Software Poland SpZ                                               Poland
VERITAS Software (Singapore) PTE Ltd.                                     Singapore
VERITAS Software Asian Pacific Trading PTE Ltd.                           Singapore
VERITAS Software Corporation S.L.                                         Spain
VRTS Software Corporation AB                                              Sweden
VERITAS Software GbmH                                                     Switzerland
Jareva Technologies, Inc.                                                 Delaware
VERITAS Software (Thailand) Limited                                       Thailand
VERITAS Software New Zealand Limited                                      New Zealand
VERITAS Software Mauritius Corporation                                    Mauritius
Seagate Software Storage Management Group, Inc.                           Delaware
Advanced Computing Systems Co.                                            California
Windward Technologies, Inc.                                               Massachusetts
VERITAS Software International Holdings LLC                               Delaware
VERITAS Software Netherlands B.V.                                         Netherlands